UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 12, 2024

Date of Report (Date of earliest event reported)

ALPHA STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41153	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Church Street, 8th Floor, New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 233-4356

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/7 of an ordinary share	ALSAU	The Nasdaq Stock Market LLC
Ordinary Share, par value $0.001	ALSA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of an ordinary share	ALSAW	The Nasdaq Stock Market LLC
Rights, each to receive one-seventh (1/7) of one ordinary share	ALSAR	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On September 12, 2024, Alpha Star Acquisition Corporation (“Alpha Star”), a Cayman Islands exempted company, entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with OU XDATA GROUP (“XDATA”), a company incorporated in Estonia, and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) SPAC will incorporate a Cayman Islands exempted company (“PubCo”) in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholder of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Transactions” or the “Business Combination”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company.

Pursuant to the Business Combination Agreement and subject to the approval of the shareholders of Alpha Star and XDATA, among other things, at the effective time of the Reincorporation Merger (the “First Effective Time”), (i) each ordinary share of Alpha Star, par value $0.001 per share (the “Alpha Star Ordinary Shares”), issued and outstanding, will automatically be converted into the right of the holder thereof to receive one (1) ordinary share of PubCo (the “PubCo Ordinary Shares”); (ii) each issued and outstanding warrant of Alpha Star sold to the public and to A-Star Management Corporation, a Cayman Islands limited liability company (the “Sponsor”), in a private placement in connection with Alpha Star’s initial public offering (the “Alpha Star Warrants”) will automatically and irrevocably be assumed by PubCo and converted into one (1) corresponding warrant exercisable to purchase one-half (1/2) of one PubCo Ordinary Share (the “PubCo Warrants”), subject to the same terms and conditions prior to the First Effective Time; and (iii) each seven (7) issued and outstanding Rights of Alpha Star (the “Alpha Star Rights”) will automatically and irrevocably be assumed by PubCo and converted into one (1) corresponding PubCo Ordinary Share. No fractional PubCo Ordinary Shares will be issued in connection with such conversion and the number of PubCo Ordinary Shares to be issued to such holder upon such conversion will be rounded down to the nearest whole number and no cash will be paid in lieu of such Alpha Star Rights. Immediately prior to the First Effective Time, each issued and outstanding unit of Alpha Star (the “Alpha Star Unit”), each consisting of one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant, will be automatically separated (the “Unit Separation”) and the holder thereof will be deemed to hold one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant.

The Business Combination Agreement and the transactions contemplated thereby have been approved by the board of directors of Alpha Star. The Business Combination is expected to close prior to the end of 2024.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Alpha Star shareholders; (ii) receipt of the required approval by the XDATA shareholder; (iii) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Transactions; (iv) the approval for listing of PubCo Ordinary Shares and/or PubCo Warrants in connection with the Transactions upon the Closing (as defined in the Business Combination Agreement) on Nasdaq (as defined below), subject only to official notice of issuance thereof; (v) effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the absence of any stop order issued by the Securities and Exchange Commission (“SEC”) which remains in effect with respect to the Registration Statement; and (vi) necessary consents, approvals and authorizations, including but not limited to, regulatory approval by Nasdaq and the SEC, necessary third-party approvals and the expiration of any waiting period under the Hart-Scott-Rodino Act, if applicable.

The obligations of XDATA to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Alpha Star (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by Alpha Star with its pre-closing covenants; and (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Business Combination Agreement that, individually or in the aggregate, has had, or would reasonably be expected to prevent or materially delay or materially impair the ability of Alpha Star to consummate the Transactions (as defined in the Business Combination Agreement) or otherwise have a material adverse effect on the Transactions.

The obligation of Alpha Star to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of XDATA (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by XDATA with its pre-closing covenants; (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to XDATA that is continuing and uncured, (iv) (x) compliance in all respects material to XDATA and its subsidiaries taken as of whole, by XDATA and its subsidiaries with the law of the jurisdiction(s) in which it will operate its Principal Business (as defined in the Business Combination Agreement) and (y) satisfaction of all the legal requirements of the jurisdiction(s) in which it will operate its Principal Business, and (v) delivery to SPAC of a written memorandum of legal counsel licensed in such jurisdiction(s) to the effect that (x) among all permits as applicable to the Principal Business (A) the conduct of the Principal Business in such jurisdiction may be commenced prior to the issuance by the relevant government authorities of the permits or (B) no material obstacle exists for XDATA and/or its subsidiaries to obtain the permits in the future, and (y) among all requirements of law of such jurisdiction applicable to the Principal Business, (A) the conduct of the Principal Business may be commenced prior to compliance with the requirements with the legal requirements of such jurisdiction or (B) no material obstacle exists for XDATA and/or its subsidiaries to become in compliance with the legal requirements in the future; (vi) XDATA has obtained all the consents, approvals, authorizations, and other requirements and has removed all Lien (as defined in the Business Combination Agreement) as set forth in the XDATA Disclosure Letter (as defined in the Business Combination Agreement) to the satisfaction of SPAC; and (vii) Roman Eloshvili shall have terminated certain charge over shares agreement and the call option agreement dated April 7, 2022.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Business Combination. The covenants under the Business Combination Agreement include, among other things, covenants providing for the following: (i) XDATA’s agreement to (y) operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of Alpha Star, and (z) subject to certain customary legal and other exceptions, provide Alpha Star with access to the books, records and financial records of XDATA and its subsidiaries, and information about the operations and other affairs of XDATA and its subsidiaries, (ii) XDATA acknowledging and agreeing that it has no claim against the Trust Account established for the benefit of the shareholders of Alpha Star; and (iii) Alpha Star’s agreement to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of XDATA.

The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) a covenant providing for (i) Alpha Star and XDATA to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Transactions (the “Registration Statement”), including, in the case of XDATA providing such information and responding in a timely manner to comments relating to the proxy statement, including preparation for inclusion in the proxy statement of pro forma financial statements in compliance with the requirements of Regulation S-X and the SEC, (ii) requiring Alpha Star to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of the Alpha Star shareholders as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) requiring the board of directors of Alpha Star to recommend to the shareholders of Alpha Star the adoption and approval of the Alpha Star transaction proposals contemplated by the Business Combination Agreement, (iv) prohibiting Alpha Star and XDATA from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions, (v) requiring XDATA to enter into non-competition and non-solicitation agreements to the satisfaction of SPAC with (x) the Company Shareholder for a period of five (5) years following the Closing Date, and (y) the senior management and key personnel for a period of three (3) years following the Closing Date; (vi) requiring XDATA, except as would not be reasonably be expected to be material to the business of XDATA and its subsidiaries taken as a whole, to take all actions necessary to comply with the requirements of the law of the jurisdiction in which it will operate, including, but not limited to, (w) payment of applicable taxes and fees, (x) formation of any legal entity required in such jurisdiction, (y) application for any permits, and (z) such other action necessary to the conduct of the business in such jurisdiction, (vii) XDATA undertakes to obtain, prior to the Closing Date, all the consents, approvals, authorizations, and other requirements and to remove all Lien as set forth in the XDATA Disclosure Letter, and (viii) SPAC, PubCo, and XDATA shall enter into a joinder agreement in the form and substance reasonably agreed by the parties.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of XDATA, relating, among other things, to proper organization and qualification; capitalization; due authorization, performance and enforceability against XDATA of the Business Combination Agreement; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits and approvals; financial statements; absence of undisclosed liabilities; litigation and proceedings; employees and independent contractors; labor matters; real property; assets; tax matters; environmental matters; brokers’ fees; intellectual property and IT security; material contracts; insurance; related party transactions; international trade and anti-corruption; books and records; supplied information; and no other representations.

The Business Combination Agreement contains representations and warranties of Alpha Star, relating, among other things, to proper organization and qualification; capitalization; due authorization, performance and enforceability against Alpha Star of the Business Combination Agreement; absence of conflicts; required consents and filings; trust account; compliance with laws and possession of requisite governmental permits and approvals; reports filed with the SEC, financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes; litigation and proceedings; business activities; material contracts; The Nasdaq Stock Market LLC (the “Nasdaq”) listing; tax matters; board approval; related party transactions; status under the Investment Company Act of 1940, as amended; broker’s fees; independent investigation; and no other representations.

The representations and warranties made in the Business Combination Agreement will not survive the consummation of the Transactions.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Transactions, including: (i) by mutual written consent of Alpha Star and XDATA; (ii) by either Alpha Star or XDATA if any law or governmental order (other than a temporary restraining order) is in effect that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transactions; (iii) by either Alpha Star or XDATA if the Transactions have not occurred by December 15, 2024 (the “Termination Date”); (iv) by either Alpha Star or XDATA upon a breach of any representations, warranties, covenants or other agreements set forth in the Business Combination Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within the earlier of 45 days’ following the receipt of notice from the non-breaching party and five business days prior to the Termination Date; (v) by either Alpha Star or XDATA if the Alpha Star shareholder approval is not obtained at its shareholder meeting; or (vi) by Alpha Star if the XDATA shareholder approval is not obtained or is revoked or sought to revoke by such shareholders.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates set forth thereunder. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. It is not intended to provide any other factual information about the Alpha Star or XDATA, or any other party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Alpha Star’s public disclosures.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

Certain Related Agreements

Form of Sponsor Voting and Support Agreement

As soon as practicable after the formation of PubCo, PubCo, Alpha Star and the Sponsor shall enter into a Voting and Support Agreement (the “Sponsor Voting and Support Agreement”), pursuant to which the Sponsor will agree to, among other things, (i) attend any Alpha Star shareholder meeting to establish a quorum for the purpose of approving the Alpha Star transaction proposals; (ii) vote all Alpha Star Ordinary Shares in favor of the Alpha Star transaction proposals, including the approval of the Business Combination Agreement and the transactions contemplated thereby; and (iii) vote all Alpha Star Ordinary Shares against (A) other than in connection with the Transactions (as defined in the Business Combination Agreement), any business combination agreement, Business Combination Agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Alpha Star or any public offering of any shares of Alpha Star or, in case of a public offering only, a newly-formed holding company of Alpha Star, (B) any SPAC Alternative Transaction Proposal (as defined in the Business Combination Agreement), and (C) any amendment of the organizational documents of Alpha Star or other proposal or transaction involving Alpha Star, which, in each of cases (A) and (C), would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Alpha Star of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement (as defined in the Business Combination Agreement), the Transactions or any other Transaction or change in any manner the voting rights of any class of Alpha Star’s share capital.

The foregoing description of the Sponsor Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Voting and Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Form of Sponsor Lock-Up Agreement

At Closing, PubCo and the Sponsor shall enter into a Sponsor Lock-Up Agreement (the “Sponsor Lock-Up Agreement”), pursuant to which the Sponsor, among other things, agreed not to transfer any PubCo Ordinary Shares held by it immediately after the Closing during the applicable lock-up period, subject to customary exceptions. The lock-up period applicable to the Sponsor Locked-Up Shares will be (i) with respect to 100% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Private Placement Shares (as defined in the Sponsor Lock-Up Agreement), thirty (30) days from and after the Closing Date, (ii) with respect to 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares (as defined in the Sponsor Lock-Up Agreement), until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (iii) with respect to the remaining 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares until six (6) months from and after the Closing Date, or earlier in either case of (ii) and (iii) above, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Capitalized terms in this summary of the Sponsor Lock-Up Agreement not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Lock-Up Agreement.

The foregoing description of the Sponsor Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Lock-Up Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Form of XDATA Shareholder Lock-Up and Support Agreement

As soon as practicable after the formation of PubCo, PubCo, Alpha Star and certain XDATA shareholders shall enter into a Lock-Up and Support Agreement (the “XDATA Shareholder Lock-Up and Support Agreement”), pursuant to which certain XDATA shareholders agreed to, among other things, (i) attend any XDATA shareholder meeting to establish a quorum; and (ii) vote Subject Shares (as defined in the XDATA Shareholder Lock-Up and Support Agreement) held or acquired by such XDATA shareholder against (A) other than in connection with the Transactions, business combination agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by XDATA, any of its material subsidiaries, or, in case of a public offering only, a newly-formed holding company of XDATA or such material subsidiaries, (B) any Alternative Transaction Proposal (as defined in the Business Combination Agreement), (C) other than any amendment to the organizational documents of XDATA in furtherance of Section 2.01 of the Business Combination Agreement, any amendment of the organizational documents of XDATA or other proposal or transaction involving XDATA or any of its subsidiaries and (D) any proposal or effort to revoke (in whole or in part) any approval given by a shareholder of the Company, which, in each of cases (A) and (C), would be reasonably likely to, in any material respect, impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by XDATA of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement, the Transactions or any other Transaction or change in any manner the voting rights of any class of XDATA’s share capital.

Pursuant to the XDATA Shareholder Lock-Up and Support Agreement, certain XDATA shareholders also shall agree not to transfer any PubCo Ordinary Shares held by such XDATA shareholder immediately after the Closing. The lock-up period applicable to the XDATA Shareholder Locked-Up Shares will be (i) with respect to 50% of the XDATA Shareholder Locked-Up Shares, until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (ii) with respect to the remaining 50% of the XDATA Shareholder Locked-Up Shares, until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of XDATA’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Capitalized terms in this summary of the XDATA Shareholder Lock-Up and Support Agreement not otherwise defined herein shall have the meanings ascribed to them in the XDATA Shareholder Lock-Up and Support Agreement.

The foregoing description of the XDATA Shareholder Lock-Up and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the XDATA Shareholder Lock-Up and Support Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Form of Amended and Restated Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, PubCo, the Sponsor and certain shareholders of PubCo, as applicable, will enter into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), to be effective as of the Closing, pursuant to which PubCo agrees to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Sponsor and certain shareholders of PubCo will be granted customary demand and piggyback registration rights.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the A&R Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On September 13, 2024, Alpha Star issued a press release announcing the execution of the Business Combination Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1.

IMPORTANT NOTICES

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Alpha Star and XDATA. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, PubCo will file a registration statement on Form F-4 with the SEC, which will include a preliminary prospectus with respect to PubCo’s securities to be issued in connection with the proposed transaction and a preliminary proxy statement with respect to a shareholders’ meeting of Alpha Star to vote on the proposed transaction. The proxy statement/prospectus will be sent to all Alpha Star shareholders in connection with Alpha Star’s solicitation of proxies for the vote by its shareholders in connection with the proposed transaction and the other matters as will be described in such proxy statement. Alpha Star will file a definitive proxy statement and other documents regarding the proposed transaction with the SEC. After the registration statement is filed and declared effective, Alpha Star will mail the definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transaction. Before making any voting or other investment decisions, investors and security holders of Alpha Star are urged to read the registration statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Alpha Star, XDATA, PubCo and the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov. The documents filed by Alpha Star with the SEC also may be obtained free of charge upon written request to Alpha Star Acquisition Corporation, 100 Church Street, 8th Floor, New York, NY 10007.

Participants in Solicitation

Alpha Star, XDATA, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Alpha Star shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Alpha Star’s shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus included in the registration statement to be filed with the SEC in connection with the proposed transaction. You can find more information about Alpha Star’s directors and executive officers in its filings with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction described above and shall not constitute an offer to sell or a solicitation of an offer to buy any securities of Alpha Star or PubCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between XDATA and Alpha Star. All statements other than statements of historical fact contained in this Current Report are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Alpha Star’s securities, (ii) the risk that the transaction may not be completed by Alpha Star’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Alpha Star, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the shareholders of Alpha Star and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the transaction on XDATA’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of XDATA and potential difficulties in XDATA employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against XDATA or against Alpha Star related to the Business Combination Agreement or the proposed transaction, (ix) the ability to obtain approval for listing or maintain the listing of PubCo’s securities on a national securities exchange following the Business Combination, (x) the price of PubCo’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which PubCo operates, variations in operating performance across competitors, changes in laws and regulations affecting PubCo’s business, PubCo’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the amount of redemption requests made by Alpha Star’s public shareholders, (xiii) costs related to the proposed business combination, and (xiv) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Alpha Star’s registration statement on Form S-1 (File No. 333-257521) declared effective by the SEC on December 13, 2021, the registration statement on Form F-4 to be filed by PubCo with the SEC and other documents filed, or to be filed, with the SEC by Alpha Star or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and XDATA, PubCo and Alpha Star assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither XDATA nor Alpha Star gives any assurance that either XDATA or Alpha Star, or PubCo, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Business Combination Agreement

10.1	Form of Sponsor Voting and Support Agreement

10.2	Form of Sponsor Lock-Up Agreement

10.3	Form of XDATA Shareholder Lock-Up and Support Agreement

10.4	Form of A&R Registration Rights Agreement

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Alpha Star hereby undertakes to furnish a supplemental copy of any omitted exhibits and schedules upon request by the SEC; provided, however, that Alpha Star may request confidential treatment for any such exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2024
ALPHA STAR ACQUISITION CORPORATION

	By:	/s/ Zhe Zhang
	Name:	Zhe Zhang
	Title:	Chief Executive Officer